PRUDENTIAL WORLD FUND, INC.

Prudential Jennison Global Opportunities Fund

Supplement dated March 23, 2012 to the Statement of Additional Information dated March 14, 2012

The first paragraph of the section of the Statement of Additional Information entitled Part II – Disclosure of Portfolio Holdings is hereby deleted and replaced with the following:

The Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website at www.prudentialfunds.com. The Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

The Fund generally posts on the website a detailed list of the Fund's portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced.

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